32.1 Certification of the Chief Executive Officer and Chief Financial Officer of SunGame Corporation pursuant to Section 906 of the Sarbanes Oxley Act of 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A of SUNGAME CORPORATION (the "Company") for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Guy M. Robert, Chief Executive Officer and Chief Financial Officer of SunGame Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2010

                                      /s/Guy M. Robert
                                      Guy M. Robert
                                      Chief Executive Officer

                                      /s/ Guy M. Robert
                                      Guy M. Robert
                                      Chief Financial Officer